Exhibit 24.1
                                Power of Attorney

     The undersigned entity (the Reporting Person) hereby constitutes and appoints Stephen Lange Ranzini and Clifton S. Crockatt, and each of them, or such other person or entity as is designated in writing by Stephen Lange Ranzini or Clifton S. Crockatt as the Reporting Persons true and lawful attorney-in-fact to:

          (1) prepare, execute, and timely file for and on behalf of such Reporting Person individually, or jointly together with any other persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4, and Form 5), and any amendment or amendments thereto, that such Reporting Person may be required to file with the Securities and Exchange Commission and any securities exchange or trading market pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the Securities Act) and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the Exchange Act) (collectively, the Reports) with respect to such Reporting Persons ownership of, or transactions in, securities of any entity whose securities are (or that may be deemed to be) beneficially owned (directly or indirectly) by such Reporting Person (collectively, the Companies); and

          (2) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by such attorney-in-fact on behalf of such Reporting Person pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The Reporting Person hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Reporting Person might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

     The authority of the attorney-in-fact or such attorney-in-facts substitute or substitutes under this Power of Attorney with respect to the Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Persons ownership of, or transactions in, the securities of any of the Companies, unless earlier revoked in writing by the Reporting Person.

     The Reporting Person acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, nor any of the Companies assumes (i) any of such Reporting Persons responsibilities to comply with the Securities Act or the Exchange Act; (ii) any liability of such Reporting Person for any failure to comply with such requirements; or (iii) any obligation or liability of such Reporting Person for profit disgorgement under
Section 16(b) of the Exchange Act or for any other liabilities under the Securities Act or Exchange Act. The Reporting Person also acknowledges that this Power of Attorney does not relieve such Reporting Person from responsibility for compliance with such Reporting Persons obligations under the Securities Act or the Exchange Act including, without limitation, the reporting requirements of
Section 13 and Section 16 of the Exchange Act.

     IN WITNESS WHEREOF, the Reporting Person has caused this Power of Attorney to be executed as of the date set forth beside such Reporting Persons name.

April 9, 2004             LYRE, LLC

                          By: /s/ Stephen Lange Ranzini
                          Stephen Lange Ranzini, Member

                                                                    Exhibit 24.2
                                Power of Attorney

     Each of the undersigned entities and individuals (each a Reporting Person and, collectively, the Reporting Persons) hereby constitutes and appoints Stephen Lange Ranzini or such other person or entity as is designated in writing by Stephen Lange Ranzini as the Reporting Persons true and lawful attorney-in-fact to:

          (1) prepare, execute, and timely file for and on behalf of such Reporting Person individually, or jointly together with any other persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4, and Form 5), and any amendment or amendments thereto, that such Reporting Person may be required to file with the Securities and Exchange Commission and any securities exchange or trading market pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the Securities Act) and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the Exchange Act) (collectively, the Reports) with respect to such Reporting Persons ownership of, or transactions in, securities of any entity whose securities are (or that may be deemed to be) beneficially owned (directly or indirectly) by such Reporting Person (collectively, the Companies) as a result of such Reporting Persons ownership of or control of membership interests in LYRE, LLC (LYRE); and

          (2) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by such attorney-in-fact on behalf of such Reporting Person pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

          Each of the Reporting Persons hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Reporting Person might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

          The authority of the attorney-in-fact or such attorney-in-facts substitute or substitutes under this Power of Attorney with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Persons ownership of, or transactions in, the securities of any of the Companies as a result of such Reporting Persons ownership of or control of membership interests in LYRE, unless earlier revoked in writing by such Reporting Person.

          Each of the Reporting Persons acknowledges that neither the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, nor any of the Companies assumes (i) any of such Reporting Persons responsibilities to comply with the Securities Act or the Exchange Act; (ii) any liability of such Reporting Person for any failure to comply with such requirements; or (iii) any obligation or liability of such Reporting Person for profit disgorgement under Section 16(b) of the Exchange Act or for any other liabilities under the Securities Act or Exchange Act. Each of the Reporting Persons also acknowledges that this Power of Attorney does not relieve such Reporting Person from responsibility for compliance with such Reporting Persons obligations under the Securities Act or the Exchange Act including, without limitation, the reporting requirements of Section 13 and Section 16 of the Exchange Act.

          IN WITNESS WHEREOF, each of the Reporting Persons has caused this Power of Attorney to be executed as of the date set forth beside such Reporting Persons name.

April 9, 2004           Newco Bancorp Inc.
                           By: /s/ Maxwell L. Rotstein
                         Maxwell L. Rotstein, President

April 9, 2004           By:  /s/ Mildred Lange Ranzini
                        Mildred Lange Ranzini

April 9, 2004           By:  /s/ Dr. Angela Ranzini
                        Dr. Angela Ranzini

April 9, 2004           By:  /s/ Dr. Joseph Lange Ranzini
                        Dr. Joseph Lange Ranzini

April 9, 2004           Clare Childrens Trust

                        By:  /s/ Catherine Ranzini Clare, Trustee
                        Catherine Ranzini Clare, Trustee

April 9, 2004           By:  /s/ Catherine Ranzini Clare
                        Catherine Ranzini Clare